Exhibit 10.3

                          PSYCHIC FRIENDS NETWORK, INC.
                               2012 PFN STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT

TO:
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TITLE:
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You have been  granted an option to  purchase  Common  Stock of PSYCHIC  FRIENDS
NETWORK INC., a Nevada corporation (the "Company"), as follows:

Date of Grant:
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Vesting Commencement Date:
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Exercise Price Per Share: $
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Total Number of Shares Granted:
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Type of Option: NSO/ISO

Term/Expiration Date:
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Vesting Schedule:

This Option may be exercised, in whole or in part, in accordance with the following schedule:

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Termination Period:

This Option may be exercised for a period of thirty (30) days after termination of your relationship with the Company except as set out in Sections 7, 8, 9 and 10 of the Stock Option Agreement (but in no event later than the Expiration
Date). You understand and agree that termination of your employment relationship for purposes of this Option shall occur on the Termination Date (as defined in Section 6 of the Stock Option Agreement).

By your receipt of this Option and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 2012 PFN Stock Plan and the Stock Option Agreement.

PSYCHIC FRIENDS NETWORK, INC.


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By:
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Title:
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                          PSYCHIC FRIENDS NETWORK, INC.
                             STOCK OPTION AGREEMENT

1. Grant of Option. PSYCHIC FRIENDS NETWORK, INC., a Nevada corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 2012 PFN Stock Plan (the "Plan"), adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set forth in the Notice of Grant (the "Exercise Schedule") and with the provisions of Sections 9 and 10 of the Plan as follows:

     (i) Right to Exercise.

          (a) This Option may not be exercised for a fraction of a share.

          (b) In the event of the Optionee's termination of employment or a Change in Control (as such term is defined below), the vesting and exercisability of this Option is governed by Sections 6 through 10 below, subject to the limitations contained in Sections 2(i)(c).

          (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

     (ii) Method of Exercise.

          (a) This Option shall be exercisable by delivering notice to the Company or a broker designated by the Company in such form and through such delivery method as shall be acceptable to the Company or the designated broker, as appropriate (the "Exercise Notice"). The Exercise Notice shall specify the election to exercise this Option and the number of Shares in respect of which this Option is being exercised, shall include such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan and applicable law, and shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company or the designated broker of such notice accompanied by the Exercise Price.

          (b) As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of this Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

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          (c) No Shares  will be issued  pursuant  to the  exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any Stock Exchange. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which this Option is exercised with respect to such Shares.

3. Continuance of Employment/Service Required. The Exercise Schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of this Option and the rights and benefits under this Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Optionee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Sections 6 through 10 below or under the Plan.

4. Method of Payment. Except as provided in the next sentence, the Company shall withhold a number of Shares to be issued upon exercise of the Option which Shares have a Fair Market Value equal to the Exercise Price ("Net Exercise"). In the event the Company cannot (under applicable legal, regulatory, listing or other requirements, or otherwise) satisfy such Exercise Price in such method (including because doing so would disqualify the Option from being exempt under Section 409A of the Code) or the parties otherwise agree in writing, the Exercise Price shall be paid by any one or combination of the following methods:
(i) by requiring the Optionee to pay such amount in cash or check; (ii) by allowing the Optionee to surrender other shares of Common Stock of the Company which (a) in the case of shares initially acquired from the Company (upon exercise of a stock option or otherwise), have been owned by the Optionee for such period (if any) as may be required to avoid a charge to the Company's earnings, and (b) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which said Option is exercised; or
(iii) by delivery by the Optionee of a properly executed Exercise Notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price.

5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Relationship. In the event of termination of the Optionee's Continuous Status as an Employee or Consultant, the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date") or thereafter and after giving effect to any accelerated vesting that may be

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required in the  circumstances  pursuant to Sections 7, 8, and 9,  exercise this
Option during the Termination Period set out in the Notice of Grant. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified in the Notice of Grant, this Option shall terminate. Further, to the extent allowed by applicable law, if the Optionee is indebted to the Company on the date of termination, the Optionee's right to exercise this Option shall be suspended until such time as the Optionee satisfies in full any such indebtedness.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of the Optionee's Continuous Status as an Employee or Consultant as a result of Disability, this Option will vest to the extent necessary to cause the aggregate number of Shares subject to this Option that are vested and exercisable (including any Shares previously acquired on exercise of the Option) to equal the total number of Shares multiplied by a fraction (not greater than 1), the numerator of which is the number of full months the Optionee was employed following the Vesting Commencement Date through the date of termination of the Optionee's Continuous Status as an Employee or Consultant plus twelve (12), and the denominator of which is forty-eight (48). The Optionee may, but only within twelve (12) months from the date of termination of the Optionee's Continuous Status as an Employee or Consultant as a result of Disability (but in no event later than the date of expiration of the term of this Option as set forth in Section 13 below), exercise this Option to the extent otherwise so entitled at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination (after giving effect to any accelerated vesting pursuant to this Section 7), or if the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, this Option shall terminate.

8. Death of Optionee. Notwithstanding the provisions of Section 6 above, in the event of the death of the Optionee during the period of the Optionee's Continuous Status as an Employee or Consultant, this Option will vest to the extent necessary to cause the aggregate number of Shares subject to this Option that are vested and exercisable (including any Shares previously acquired on exercise of the Option) to equal the total number of Shares multiplied by a fraction (not greater than 1), the numerator of which is the number of full months the Optionee was employed following the Vesting Commencement Date through the date of termination of the Optionee's Continuous Status as an Employee or Consultant plus twelve (12), and the denominator of which is forty-eight (48). In the event of the death of the Optionee during the period of the Optionee's Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee's Continuous Status as an Employee or Consultant, this Option may be exercised, at any time within twelve (12) months following the date of the Optionee's death (but in no event later than the date of expiration of the term of this Option as set forth in Section 13 below), by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise this Option at the date of death (after giving effect to

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any accelerated vesting pursuant to this Section 8) or, if earlier,  the date of termination of the Optionee's Continuous Status as an Employee or Consultant. To the extent that the Optionee was not entitled to exercise this Option at the date of death or termination, as the case may be, or if the Optionee's estate or the person who acquired the right to exercise this Option by bequest or inheritance does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, this Option shall terminate.

9. Change in Control. The following provisions shall apply in the event of a Change in Control (as such term is defined below), and in the event the Optionee becomes entitled to accelerated vesting under both this Section 9 and Section 8 above, the Optionee shall be entitled to the accelerated vesting provided by both Sections (but the Optionee shall in no event become vested and exercisable in more than the total number of Shares subject to this Option):

     (i) If a Change in Control occurs and this Option is not continued, assumed or substituted, this Option, to the extent then outstanding and not vested, shall become fully vested and exercisable as of the date of such Change in Control.

     (ii) For purposes of this Agreement, "Change in Control" shall mean the first of the following events to occur after the Date of Grant:

          (A) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its Affiliates (as defined below), but excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plans of the Company or (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (individually a "Person" and collectively, "Persons"), is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

          (B) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

          (C) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, provided, however, that a sale of the Company's search business shall not constitute a Change in Control, regardless of whether stockholders approve the transaction.

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     (iii) For purposes of this Agreement,  "Affiliate"  means,  with respect to any individual or entity, any other individual or entity who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such individual or entity.

10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12. No Additional Employment Rights. The Optionee understands and agrees that the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). The Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon the Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with her right or the Company's right to terminate her employment or consulting relationship at any time, with or without cause.

13. Tax Withholding. Except as provided in the next sentence, the Company shall withhold a number of Shares to be issued upon exercise of the Option which Shares have a Fair Market Value equal to the minimum statutory amount required to be withheld with respect to the portion of the Option exercised. In the event the Company cannot (under applicable legal, regulatory, listing or other requirements, or otherwise) satisfy such tax withholding obligation in such method or the parties otherwise agree in writing, the Company may satisfy such withholding by any one or combination of the following methods: (i) by requiring the Optionee to pay such amount in cash or check; (ii) by deducting such amount out of the Optionee's current compensation; (iii) by allowing the Optionee to surrender other shares of Common Stock of the Company which (a) in the case of shares initially acquired from the Company (upon exercise of a stock option or otherwise), have been owned by the Optionee for such period (if any) as may be required to avoid a charge to the Company's earnings, and (b) have a Fair Market Value on the date of surrender equal to the amount required to be withheld; or
(iv) by delivery by the Optionee of a properly executed Exercise Notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the amount required to be withheld. For these purposes, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

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14. Notices. Any and all notices,  designations,  consents,  offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to both the Chief Financial Officer and the General Counsel of the Company at the principal office of the Company and, in the case of the Optionee, to the Optionee's address appearing on the books of the Company or to the Optionee's residence or to such other address as may be designated in writing by the Optionee.

15. Bound by Plan. The Optionee acknowledges that she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

16. Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Optionee and the beneficiaries, executors, administrators, heirs and successors of the Optionee.

17. Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

18. Entire Agreement and Full Satisfaction. This Agreement, the Notice of Grant, and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

19.  Adjustments.  For purposes of this Option,  the term "stock dividend" under
Section 16 of the Plan shall include dividends or other distributions of the stock of the subsidiaries of the Company.

20. Governing Law. This Agreement and the rights of the Optionee hereunder shall be construed and determined in accordance with the laws of the State of Nevada.

21. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

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